SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                              FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of the
                    Security Exchange Act of 1934

                  Date of Report: November 9, 1999



                  NEIMAN MARCUS FUNDING CORPORATION
       (Exact name of registrant as specified in its charter)




                              Delaware
           (State or other jurisdiction of incorporation)

           33-88098                           04-2354838
      (Commission File Number)      (IRS Employer Identification Number)




                  Neiman Marcus Funding Corporation
                           1201 Elm Street
                         Dallas, Texas 75201
                           (214) 761-2300

         (Address, including Zip Code, and Telephone Number, including Area Code, of Registrant's Principal Executive Office)







          Item 5:  Other Events

               The Monthly Servicer's Certificate for the Monthly Period ended July 31, 1999 with respect to both the 7.60% Class A Asset Backed Certificates, Series 1995-1 and the 7.75% Class B Asset Backed Certificates, Series 1995-1, issued by the Neiman Marcus Group Credit Card Master Trust, was distributed November 9, 1999.

               The above described Monthly Servicer's Certificate is filed as Exhibit 99 to this Report.


                                     SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



          Dated:    November 9, 1999


                              NEIMAN MARCUS FUNDING CORPORATION


                              By:     /S/ Paul F. Gibbons
                              Name:   Paul F. Gibbons
                              Title:  Vice President and Treasurer
























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                                    EXHIBIT INDEX


               EXHIBIT                                 SEQUENTIALLY
               NUMBER              DESCRIPTION         NUMBERED PAGE

                   99              Monthly Servicer's      4
                                   Certificate for the
                                   Monthly Period ended
                                   October 31, 1999












































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